Exhibit 99.1

October 17, 2012
2 Forward Looking Statement This presentation includes statements that are "forward-looking statements." While management has based any forward-looking statements contained in the presentation on its current expectations, the information on which such expectations were based may change. These forward- looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of Fibrocell Science's control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under the caption "Item 1A. Risk Factors" in Fibrocell Science's most recent Form 10-K filing, as updated in "Item 1A. Risk Factors" in Fibrocell Science's most recent Form 10-Q filing. In addition, Fibrocell Science operates in a highly competitive and rapidly changing environment, and new risks may arise. Accordingly, you should not place any reliance on forward-looking statements as a prediction of actual results. Fibrocell Science disclaims any intention to, and undertakes no obligation to, update or revise any forward-looking statement. You are also urged to carefully review and consider the various disclosures in Fibrocell Science's most recent annual report on Form 10-K, our most recent 10-Q as well as other public filings with the SEC since the filing of Fibrocell Science's annual report.
3 FCSC Overview Transformative Raise Intrexon Collaboration Use of Proceeds Pipeline Overview Milestones - Looking Forward Agenda
4 Unique autologous fibroblast therapy company with revenue growth opportunities and a broad platform Fibroblast cells produce collagen and elastin Fibroblast cells decrease with age leading to a breakdown in connective tissue fibers, collagen matrix and skin structure Stem cell platform derived from adult human skin could lead to numerous medical applications Key Focus Areas Aesthetic Dermatology: Launched the first and only FDA approved, cell-based therapy in aesthetics Developed a personalized topical cosmetic Performing additional clinical studies including stretch marks and fine lines/wrinkles Beyond Aesthetics, Regenerative Medicine: High value uses to meet unmet medical needs including acne scarring, restrictive burn scars, vocal cord scars and periodontal damage Company Overview Regenerative medicine platform
Transaction Overview Financial overview $45mm private capital raise in a common stock transaction at $0.10 per share of 450mm shares Investor syndicate was led by a Third Security, LLC affiliated fund Third Security is a venture capital company led by Randal J. Kirk Strong group of institutional and high net worth, new and previous investors Board is strengthened by the addition of two new Third Security members As part of the transaction: All outstanding preferred stock was converted into common stock All outstanding convertible debt has been extinguished 98.5% of warrants containing anti-dilution provisions conceded such provisions Prior to this offering the Company received stockholder approval to effect a reverse split of its common shares to enable an uplisting on a national securities exchange 5
Intrexon Collaboration Overview of strategic collaboration with Intrexon Concurrent with the transaction, Fibrocell entered into a strategic collaboration with Intrexon Corporation Intrexon is a private synthetic biology company that utilizes its proprietary technologies to provide control over cellular function Led by Randal J. Kirk (CEO and Chairman) Economic terms of the agreement Equity and royalties No milestone payments No upfront cash payments 6
Development and commercialization of the next generation of genetically modified and non-genetically modified autologous fibroblasts UltraVector(r), DNA and RNA MOD engineering, protein engineering, transcription control chemistry and genome engineering Improve COGS through cell system engineering Enhance purification of fibroblasts and dermal cells Intrexon Collaboration Main goals of the collaboration 7
Regenerative Medicine Burn Scars, Acne Scars, Vocal Cord Scarring, Periodontal, Wound Healing Exponential Growth Potential Expansion beyond aesthetic indications Regenerative medicine and stem cell therapy High unmet medical needs beyond aesthetics Potential to generate 2nd generation fibroblast products with Intrexon technology Aesthetic Dermatology First line therapy and/or combination therapy Wrinkle reduction, fine line removal Premium custom cosmetics Regenerative Medicine Fibroblast Platform Premium Cosmetic s Nasolabial Folds Stretch Marks, Fine Lines & Wrinkles Value Proposition for Fibrocell Unlocking the power of the fibroblast 8 Aesthetic Dermatology Acne Scars Wound Healing Vocal Cord Scarring Stem Cells Burn Scars Stem Cells Stem Cells Derived From Human Autologous Skin Cells Stem Cells Differentiate into other useful cell-types (e.g. bone cells and cartilage) Periodontal
Aesthetics Regenerative Medicine Stem Cell Therapy Stem cells differentiate into other useful cell types (e.g. bone cells and cartilage), opening the door to groundbreaking targeted therapies 45,000 people hospitalized each year with severe burns (1) ~176,778 - 589,260 patients with vocal cord scarring (2) 20 million Americans have acne badly enough to cause scars (3) 7.6 million non-surgical cosmetic procedures in 2011 (4) Expansion into Larger Markets Platform drives growth 9 www.ameriburn.org; Goodis. J and E.d. Schraga. Burns, thermal. eMedicine Journal Cohen, (2010); Dailey et al. (2007); Roy et al. (2005); Poels et al. (2003); Koufman and Isaacson (1991); Painter (1990); Bouchayer et al. (1985); Laguaite (1972) www.acne-resource.org; American Society for Aesthetic Plastic Surgery.
Expand clinical development of fibroblasts - for example, restrictive burn scars, acne scars, and vocal cord scars Increase manufacturing capacity and implement process improvements to reduce COGS Develop autologous GM-fibroblast and dermal products under the Intrexon ECC Advance stem cell research with UCLA and MIT Use of Proceeds From Recent Financing 10
LAVIV(r) Aesthetic Overview 11
12 Any discrepancies in percentage change are due to procedures performed in 1997 that are no longer performed in 2011. na = Rankings for this procedure in prior years are not available. Source: American Society for Aesthetic Plastic Surgery. Market Overview for Cosmetic Procedures Growing market for injectable cosmetic procedures Procedure by Surgeons 2011 2010 1997 Percent Change (1) Percent Change (1) Procedure by Surgeons 2011 2010 1997 '11 vs. '10 '11 vs. '97 Botulinum Toxin Type A (Botox, Dysport) 2,619,739 2,437,165 65,157 7.5% 3920.7% Calcium hydroxylapatite (Radiesse) 174,593 119,503 na 46.1% na Hyaluronic Acid (inc. Hylaform, Juvederm, Perlane/Restylane) 1,206,186 1,315,121 na (8.3%) na Poly-L-Latic Acid (Sculptra) 60,924 59,376 na 2.6% na TOTAL INJECTABLES 4,061,442 3,931,165 65,157 3.3% 3920.7% AUTOLOGOUS FAT 69,877 53,840 38,259 29.8% 82.6%
13 LAVIV(r) is the first and only personalized aesthetic cell therapy for the treatment of nasolabial fold wrinkles Fibroblasts generate collagen Attractive to younger demographics who: Are not satisfied with current treatment options Are attracted to organic products Seek a complement to existing products Attractive to older demographics who seek a natural, soft, and long lasting effect Other aesthetic opportunities include fine lines and wrinkles/stretch marks LAVIV(r) Aesthetic Opportunity Description Before ? After (1) Smith, Stacy, Long Term Safety and Efficacy of Autologous Fibroblast Therapy in the Treatment of Nasolabial Fold Wrinkles. Note: Photos from Fibrocell clinical studies.
14 LAVIV(r) - Media Successful media outreach LAVIV(r) has been featured in nearly 100 business and trade publications, 100 consumer placements (online and print), 12 national beauty magazines, 16 major beauty websites and blogs, nearly 150 TV and radio segments, an exclusive NBC segment that aired over 125 times and the "Today Show" Media Quotes "Karcher regularly practices LAVIV(r), in which a patient's own skin cells are harvested and injected to stimulate collagen growth, smoothing acne scars and fine lines." - Elle "The personalized, patented treatment uses your own fibroblast cells to give you a more youthful look." - South Park Magazine "Fibroblasts have the ability to improve skin texture and can play a role in wound healing and tissue repair, so this technology may have wider applications in the future." - Plastic Surgery Practice "You'll notice some results after the second treatment, but you can expect to see them in full by the third. You will notice that you're skin looks fresh, rejuvenated, more luminous. Wrinkles will have disappeared and the skin will look more vibrant." Dr. Julio Gallo, Miami Institute (Translation), Primer Impacto (Univision) "Some don't like the idea of injecting a foreign substance into their bodies and love the idea of using their own cells." Dr. Lisa Chipps, director dermatologic surgery ,Harbor-UCLA Medical Center Los Angeles Times
15 Fibrocell Science - LAVIV(r) Awards & Recognition . Fibrocell named runner-up in prestigious Wall Street Journal Technology Innovations Awards, Medicine and Biotechnology category, October 2012 Golden Bridge Award: Beauty, Lifestyle and Fashion Innovations, September 2012 The June 2011 FDA approval of LAVIV(r) (azficel-T) for the improvement of the appearance of "smile line" wrinkles was named the #3 top story of 2011 in cell and gene therapy and regenerative medicine at The 2012 Cell & Gene Therapy Forum in Washington, D.C. Best of Beauty Breakthrough Award, ALLURE, 2011 Fibrocell's LAVIV (r)recognized by The World Technology Network as a finalist in the World Technology Awards' Biotechnology category, which will be presented in association with TIME, Fortune, CNN, Technology Review, and Science.
Fibroblast Pipeline 16
Product Pipeline 17 Status Aesthetic (Nasolabial Lines and Other) Approved by the FDA in June 2011 for moderate to severe nasolabial fold wrinkles Acne Scarring In end of phase II discussions with the FDA and evaluating a path forward Restrictive Burn Scars Submitted Phase II study protocol to the FDA Vocal Cord Scarring Published positive results from pilot study Personalized Skin Care Cream Recently initiated clinical trial Stem Cell Program (with UCLA and MIT) Formed the Clinical Investigations for Dermal Mesenchymally-Obtained Derivatives Initiative (CIDMOD) with top university investigators Announced exclusive license with UCLA on Dermal Cell Research and research collaboration with MIT LAVIV(r) Cell Based Initiatives
18 Acne scarring is the permanent discoloration and/or indentation of the skin as a result of moderate to severe acne scars Opportunity to capture market share No medical treatments for acne scars 20 million Americans have acne badly enough to cause scars (2) Completed one Phase II study Statistically significant efficacy results Currently in discussions with FDA on the evaluation of Phase II results and path forward Overview of Acne Scarring Description Before ? After Includes initial treatment only. www.acne-resource.org; Note: Photos from Fibrocell clinical studies.

Acne Scarring Phase II Study Results

FIBROCELL SCIENCE

Study Design (IT-A-008)

- Randomized, multi-center, double-blind, placebo-controlled study in patients with moderate to severe acne scars
- 99 subjects received three injections in one cheek and vehicle control (cell culture media) in the other at 14 day intervals
- Patients evaluated up to four months after the last treatment
- Success defined as 2-point improvement in subject assessment, and a 1-point improvement in evaluator assessment using respective 5 point scales

Treatment Success in Fibroblast vs. Vehicle Treatment


Subject Assessment
Evaluator Assessment
Subject Responders
Month
70%
60%
50%
40%
30%
20%
10%
0%
0
1
2
3
4
31%
38%
39%
43%
9%
14%
18%
18%
p<0.0001
50%
51%
52%
59%
29%
38%
43%
42%
= Treatment
= Control

Treatment response in control group (placebo effect) is expected because needling and subcision techniques disrupt collagen fibers, stimulate collagen synthesis, and is used in acne scarring

Discussion

- **Efficacy**
  - Fibroblast treatment demonstrated a statistically significant number of responders in both subject and evaluator assessments at four months
  - 98% of patients who completed the study indicated they were interested in receiving additional treatment
- **Safety**
  - Most common adverse events were erythema (11.1%) and swelling (10.1%) and all were mild or moderate in severity
- **Potentially Long-Lasting Effect**
  - Reports anecdotally suggest 75-82% of responding patients demonstrate treatment benefit 9 and 12 months following treatment
  - Photos demonstrate potential long lasting effect

LAVIV® is a trademark of Fibrocell Science, Inc., Exton, PA 19
20 Acne Scarring Follow-Up Photos from Study 25 month photos demonstrate potential long-lasting effect Time

Overview of Burn Scarring

Functional and aesthetic solution

FIBROCELL SCIENCE

Description

- Autologous fibroblast cell therapy offers functional and aesthetic improvements for burn scar victims
- Restrictive burn scars are a potential blockbuster indication
  - 45,000 yearly hospitalizations for severe burns [(2)]
  - Open-label case study for autologous fibroblast therapy in the management of burn scars produced promising results
  - Functional improvements in contracted scars and restricted hand function
  - Recently submitted phase II study protocol to the FDA
- Previous autologous cell therapy studies produced rapid re-epithelialization, complete healing between 28 and 54 days, significantly minimized scar formation and improved aesthetic results in subjects with open burn wounds that had not healed from 3-14 months prior to therapy[(1)]

Example Case Study of Autologous Fibroblast Therapy

Situation

- 63 year-old woman
- Burned 10 years previously
- Full thickness burns
- Originally treated with skin grafts
- Scar tissue progressively became hardened, contracted and inflexible
- Constant pain with severe restriction and abduction
- Wearing cervical collar, taking strong analgesics
- Plastic surgeon reluctant to intervene

Patient Treated with Fibroblasts

- Reviewed 5 months post second treatment
- Improvement on both sides of neck
- Stopped all analgesics
- Discarded cervical collar
- Full range of motion and pain free





Pre-Treatment	12 Months Post Treatment	14 Months Post Treatment
	• Full range-clench	• Fine finger movement

(1) Boss Jr WW, et al. *Ann Plast Surg.* 2000; 44:536-542.

Note: Photos from Fibrocell clinical studies.

(2) www.ameriburn.org; Goodis. J and E.d. Schraga. Burns, thermal. eMedicine Journal

LAVIV® is a trademark of Fibrocell Science, Inc., Exton, PA 21
22 High Unmet Medical Need Areas Case studies: burn/burn scars Burn / Burn Scars Note: Photos from LAVIV prescribers. Not from clinical studies. Case 1 Case 2
23 High Unmet Medical Need Areas Case study: burn/burn scars Burn / Burn Scars Before 5 Weeks Post Injury 7 Months Post Injury 18 Months Post Injury Area Treated with LAVIV Note: Photos from LAVIV (r)prescribers. Not from clinical studies.
24 (1) Iraqi war veteran who sustained injuries as a result of shrapnel. Note: Photos from LAVIV(r) prescribers. Not from clinical studies. High Unmet Medical Need Areas Case Study: Injury induced scarring

Overview of Vocal Cord Scarring

Potential novel solution

FIBROCELL SCIENCE

Description

- Vocal cord trauma is the most commonly encountered finding in dysphonia (loss of voice)
  - Most often seen after surgery on the vocal folds but can also result from radiation therapy, vocal cord trauma, and idiopathic causes
  - Currently has no effective therapy
- Positive results in pilot studies
  - Autologous fibroblasts injected into the lamina propria (LP) layer of the vocal folds appeared to be well-tolerated and produced both objective and subjective improvements for up to 12 months after treatment
  - Findings supported by mucosal wave grade, voice handicap index, and voice quality questionnaire
- No durable biocompatible material exists that matches properties of the LP layer
  - Promising treatment for vocal cord scarring because patient's own cells recreate the extracellular matrix of LP layer, potentially reestablishing normal mucosal pliability of the vocal folds
- "Cellular-based approaches using tissue engineering and regenerative medicine techniques like Fibrocell's autologous fibroblasts are promising for the treatment of vocal scars"[2]

Case Study[1]

Before


A

After


B

Vocal fold mucosal waves (A) at baseline and (B) at 4 months after injection therapy. Although mucosal waves are absent or limited to the most medial edges prior to therapy, robust mucosal waves are seen after injection therapy bilaterally (arrows)

(1) Chhetri, Dinesh, Injection of Cultured Autologous Fibroblasts for Human Vocal Fold Scars. The Laryngoscope 000:000-000, 2011.
(2) Dinesh K. Dr. Chhetri, MD, Associate Professor, Division of Head and Neck Surgery, David Geffen School of Medicine at UCLA.

LAVIV® is a trademark of Fibrocell Science, Inc., Exton, PA 25
26 Fibrocell has discovered and purified a subset of Mesenchymal stem cells (MSCs) that can differentiate into other potentially useful cell-types, such as cells that form bone and cartilage The cells can be used for either in vitro research applications or re-implantation back into the donor Since the cells are genetically identical to the patient, these stem cells could have the potential to treat symptoms of numerous diseases, without eliciting an immune response Fibrocell is researching stem cells from human autologous skin cells in a collaborative research program with UCLA and MIT This program, CIDMOD, was formed to translate human skin cell derivatives into patient-specific cellular therapies for cosmetic, regenerative and general therapeutic applications Human Autologou s Skin Cells Pluripotent Stem Cells Osteoblasts (Bone) Beta Islets (Pancreas) Cardiomyocytes (Heart) Spinal Surgery Heart Disease Chondrocytes (Cartilage) Critical Bone Loss Arthritis Diabetes Stem Cells Derived From Human Autologous Skin Cells Could Potentially Treat a Wide Range of Diseases Overview of Stem Cell Program (CIDMOD) Description Neurons (CNS) Parkinson's Disease Adult Stem Cells Research & Biobanking
Manufacturing 27
Regulatory Pathway and Expansion Plan Targeted Capacity of 3K in 2013, 8K-10K in 2014 and 12K in 2015 Submitted briefing package to FDA detailing plan to increase capacity FDA provided feedback and agreed with regulatory pathway Capacity increase will occur in stages over time: Biopsies Received per Day Targeted Timeline for Initiation 20 2nd half 2013 40 2nd half 2014 60 2nd half 2015 28
Rapid test methods Evaluating alternative growth surface systems Expanding shipper capacity and reuse Reduction in enzyme volume Test requirement reduction Automated cell expansion system Development of an alternative growth media Process Development Projects 29
Milestones 2012 - 2014 30

Milestones 2012 - 2014

FIBROCELL SCIENCE

2012

- Initiation of Manufacturing Capacity Expansion
- Continue COGS Current Reduction Programs
- Acne Scar Publication
- Initiative Clinical Research Studies for Stretch Marks, Fine Lines/Wrinkles
- Initiation of Personalized Cream Clinical Study. Pilot Launch of Personalized Cream
- Initiation of MIT Project of Expansion MCS Cells
- Initiate Intrexon Collaboration

2013

- Manufacturing Capacity Increased to 20 Per Day
- Complete COGS Reduction Programs
- Initiation of Acne Scar Program
- Initiation of Restrictive Burn Scar Program
- Finalize VCS Protocol
- Complete Clinical Research Studies for Stretch Marks, Fine Lines/Wrinkles
- Finalization of Personalized Cream Clinical Study & Full Launch
- Initiate Animal Studies Using MSC Cells Derived From Skin

2014

- Manufacturing Capacity Increased to 40 Per Day
- Progress Restrictive Burn Scar Program
- Initiate VCS program

LAVIV® is a trademark of Fibrocell Science, Inc., Exton, PA 31